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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) January 19, 2000


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

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                                     Nevada
                 (State or other jurisdiction of incorporation)


       000-27267                                        88-0290623
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(Commission File Number)                    (IRS Employer Identification No.)


6 Autry Irvine, CA                                                 92618
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (949) 727-7466
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On January 4, 2000, I/OMagic Corporation and Behavior Tech Computer Corporation -- USA finalized an agreement, effective January 4, 2000, to issue 6.250 million restricted shares of I/OMagic common stock in exchange for $5 million in inventory.

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ITEM 5.  OTHER EVENTS

FORM 10-SB

         On January 12, 2000, the Securities & Exchange Commission indicated it had cleared all comments regarding I/OMagic Corporation Form 10-SB. The Company continues trading on over-the-counter Bulletin Board under the symbol "IOMC". Since the effectiveness of the Form 10-SB, the Company is now a full reporting company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   January 16, 2000           I/OMagic Corporation

                                    By:   /s/  Tony Shahbaz
                                       -----------------------------------------
                                    Tony Shahbaz
                                    Its: CEO, President, Chief Financial Office,
                                    Secretary


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                                    EXHIBITS

Exhibit 2.0 Subscription Agreement between I/O Magic Corporation and Behavior Tech Computer Corporation -- USA, dated
                                        January 4, 2000


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